THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

ChoicePlus AssuranceSM Prime

Supplement dated January 4, 2019

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Market Select® Advantage are not available for election after the contract has been issued. The information presented in the January 2, 2019 supplement to the prospectus should be disregarded.